OAK HALL(R) SMALL CAP CONTRARIAN FUND
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Two Portland Square
Portland, Maine 04101

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:

         Forum Financial Corp.
         Two Portland Square
         Portland, Maine 04101
         (207) 879-0001
         (800) 625-4255

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PROSPECTUS                                                     FEBRUARY 12, 1998
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This Prospectus  offers shares of the Oak Hall(R) Small Cap Contrarian Fund (the
"Fund"), which is a diversified portfolio of Forum Funds (the "Trust"), an open-end, management investment company. The investment objective of the Fund is to seek capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with small market capitalizations. Shares of the Fund are offered to investors without any sales charge.

This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor should know before investing. The Trust has filed a Statement of Additional Information dated February 12, 1998, as may be amended from time to time, with the Securities and Exchange Commission, which is available along with other related materials for reference on its Internet Web Site (http://www.sec.gov). The Statement of Additional Information contains more detailed information about the Fund and the Trust and is hereby incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting Shareholder Servicing at the address or phone number listed above.
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
Table of Contents
1.    Prospectus Summary........................  2   5.   Purchases and Redemptions of Shares.................  9
2.    Financial Highlights......................  4   6.   Dividends and Tax Matters........................... 13
3.    Investment Objective, Policies and              7.   Other Information................................... 14
      Limitations...............................  5
4.    Management................................  7

--------------------------------------------------------------------------------
    Investors should read this Prospectus and retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.       PROSPECTUS SUMMARY

SUMMARY OF THE FUND

     INVESTMENT OBJECTIVE AND POLICIES. The Fund seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with small market capitalizations. A small capitalization company has a market capitalization of $1 billion or less at the time of the Fund's investment. See "Investment Objective, Policies and Limitations."

     MANAGEMENT. Oak Hall(R) Capital Advisors, L.P. (the "Adviser") is the Fund's investment adviser and makes investment decisions for the Fund. Forum Financial Services, Inc., ("FFSI") distributes the Fund's shares, and Forum Administrative Services, LLC ("FAS") administers the Fund. See "Management" and " - Distribution."

         PURCHASES AND REDEMPTIONS. Shares of the Fund are offered at the next-determined net asset value without a sales charge to investors who plan to invest a minimum of $10,000 in the Fund directly and a $5,000 minimum initial investment on shares purchased through certain broker-dealers. Shares of the Fund may be redeemed from the Fund at their next-determined net asset value on any Business Day. See "Purchases and Redemptions of Shares."

     DIVIDENDS. Dividends representing the net investment income of the Fund are declared and paid at least annually. Net capital gains realized by the Fund, if any, also are distributed annually. Dividends and distributions are reinvested in additional shares of the Fund unless a shareholder elects to have them paid in cash. See "Dividends and Tax Matters."

         CERTAIN RISK FACTORS. There can be no assurance that the Fund will achieve its investment objective; the Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. An investment in the Fund may be an appropriate investment for investors willing to tolerate possibly significant fluctuations in the Fund's net asset value while seeking long-term returns that are potentially higher than market averages. A company's market capitalization is the total market value of its outstanding common stock. The securities of small capitalization companies typically are more thinly traded than those of larger companies. Small capitalization securities may have greater growth potential in the long-run than other types of securities. In the shorter term, however, the prices of small capitalization securities may fluctuate significantly in response to news about the company, the markets or the economy. See "Investment Objective, Policies and Limitations." The Fund is not intended to provide a complete or balanced investment program for all investors.

EXPENSES OF INVESTING IN THE FUND

         The purpose of the following table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. There are no transaction or sales charges associated with purchases and redemptions.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

   Advisory Fees (after fee waivers).................................      0.75%
   12b-1 Fees........................................................       None
   Other Expenses (after expense reimbursements).....................      0.75%
                                                                           -----
   Total Fund Operating Expenses (after expense reimbursements)......      1.50%

     As of the date of this prospectus, the Adviser has voluntarily undertaken to waive a portion of its fees and assume certain expenses of the Fund to the extent that total expenses exceed 1.50%. The expense amounts are based on actual amounts incurred during the Fund's most recent fiscal year ended March 31, 1997. Absent certain expense reimbursements and fee waivers, during the most recent fiscal year Investment Advisory Fees, Other Expenses, and Total Operating Expenses of the Fund would have been 0.75%, 2.16%, and 2.93%, respectively. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time. For a further description of the various costs and expenses incurred in the Fund's operation, see "Management."

EXAMPLE

         The following is a hypothetical example that indicates the dollar amount of expenses an investor would pay assuming a $1,000 investment, a 5% annual return, reinvestment of all dividends and distributions and full redemption at the end of each period:

                 1 Year      3 Years      5 Years     10 Years
                 ------      -------      -------     --------
                   $15         $48          $82         $179

The example is based on the expenses listed in the "Annual Fund Operating Expenses" table above. The 5% annual return is not a prediction of and does not represent the Fund's projected returns; rather it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN THOSE INDICATED.

2.       FINANCIAL HIGHLIGHTS

         The following represents selected data for a single share outstanding of the Fund for the periods indicated. The information for the periods ended March 31, 1997 and June 30, 1996, 1995 and 1994 was audited in connection with an audit of the Trust's financial statements by Deloitte & Touche, independent auditors. The information for the period ended June 30, 1993 was audited by other independent auditors. The information for the six month period ended September 30, 1997, is unaudited. The financial statements and auditors' report thereon are contained in the Annual Report, which is incorporated by reference into the Statement of Additional Information. Further information about the Fund's performance is contained in the Annual Report, which may be obtained without charge by contacting the Fund's transfer agent.

                                                                            OAK HALL SMALL CAP CONTRARIAN FUND
                                                      ------------------------------------------------------------------------------
                                                        SIX MONTHS    NINE MONTHS    YEAR        YEAR         YEAR         PERIOD
                                                          ENDED         ENDED        ENDED       ENDED        ENDED        ENDED
                                                      SEPTEMBER 30,     MARCH 31,    JUNE 30,    JUNE 30,     JUNE 30,     JUNE 30,
                                                            1997         1997         1996        1995         1994        1993(A)
                                                      ------------- ------------- ----------- ------------ ------------ ------------
    Net Asset Value, Beginning of Period                     $13.80        $13.61      $11.33       $12.55       $14.30       $10.00
                                                      ------------- ------------- ----------- ------------ ------------ ------------
    Investment Operations:
      Net Investment Income (Loss)                           (0.13)        (0.15)   (0.32)(b)    (0.03)(b)       (0.09)       _
      Net Realized and Unrealized Gain (Loss) on
          Investments                                          4.50          0.34        2.60       (0.10)       (0.52)         4.31
                                                      ------------- ------------- ----------- ------------ ------------ ------------
    Total from Investment Operations                           4.37          0.19        2.28       (0.13)       (0.61)         4.31
    Distributions From:
      Net Realized Gain on Investments                      _             _            _            (1.09)       (1.14)       (0.01)
                                                      ------------- ------------- ----------- ------------ ------------ ------------
    Net Asset Value, End of Period                           $18.17        $13.80      $13.61       $11.33       $12.55       $14.30
                                                      ============= ============= =========== ============ ============ ============
    Total Return                                          31.67%(c)      1.40%(c)      20.12%      (1.07%)      (5.14%)    45.12%(d)
    Ratio/Supplementary Data:
    Net Assets at End of Period (000's omitted)              $6,950        $7,310     $12,257      $16,399      $35,470      $12,581
    Ratios to Average Net Assets:
      Expenses Including Reimbursement/Waiver              2.00%(d)      2.00%(d)       2.00%        2.00%        2.01%     1.23%(d)
      Expenses Excluding Reimbursement/Waiver              2.75%(d)      2.93%(d)       2.44%      _              2.17%     5.91%(d)
      Net Investment Income (Loss) Including
          Reimbursement/Waiver                           (1.46%)(d)    (1.13%)(d)     (1.14%)      (0.23%)      (0.96%)   (0.07%)(d)
    Average Commission Rate (e)                             $0.0657       $0.0673     $0.0601          N/A          N/A          N/A
    Portfolio Turnover Rate                                  52.13%        95.05%     157.01%      115.33%      168.61%      187.94%

(a)      The Fund commenced operations on July 13, 1992.
(b)      Calculated using the weighted average shares outstanding.
(c)      Not annualized.
(d)      Annualized.
(e) Amount represents the average commission per share paid to brokers on the purchase or sale of equity securities.

3.       INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to seek capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with small market capitalizations. Except during periods when the Fund assumes a temporary defensive position, the Fund will have at least 65% of its total assets invested in common stock and securities convertible into common stock. There can be, of course, no assurance that the Fund will achieve its investment objective.

         The Fund intends to invest principally in small capitalization companies that, in the view of the Adviser, are temporarily out of favor or simply undiscovered yet possess upside growth potential coupled with attractive valuations. The Adviser seeks to identify and invest in companies it believes have a minimum of downside risk and whose stock is selling at a substantial discount from previous peak prices. In addition, the Adviser seeks to invest in companies whose fundamental attributes, in the Adviser`s opinion, are improving but whose improvement has not been fully recognized by the investment community. In the vernacular of investment management the Adviser would be characterized as a small cap value contrarian manager. In seeking investment opportunities, the Adviser relies primarily on a company by company analysis (rather than broader analysis of industry or economic trends) with the bulk of the research being done in-house. The Fund may invest in the securities of issuers in any industry, but the Adviser emphasizes investments in those industries for which the Adviser believes the economic cycle is improving or where the economic cycle has less impact. While the stocks of the companies the Adviser normally focuses on are actively traded, the Fund may purchase the shares of small companies whose stock is less actively traded and which have greater appreciation potential and a correspondingly higher level of risk and volatility than larger companies whose shares are actively traded. The securities in which the Fund invests may be traded on securities exchanges or in the over-the-counter exchanges.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, including convertible debt and convertible preferred stock. The Fund will invest only in convertible debt that is rated "B" or higher by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P") and in preferred stock that is rated b or "B" or higher by S&P. The Fund may purchase unrated convertible securities if the Adviser determines the security is comparable in credit quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. Securities in the lowest permissible rating categories are characterized by Moody's as generally lacking characteristics of a desirable investment and by S&P as being predominantly speculative. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interests of the Fund. A further description of the various rating categories is included in the Statement of Additional Information.

ADDITIONAL INVESTMENT POLICIES

         FOREIGN SECURITIES. The Fund may invest up to 30% of the value of its total assets in securities of foreign issuers, in American Depositary Receipts ("ADRs") and in securities denominated in foreign currencies (collectively, "foreign securities"). Investments in foreign securities involve certain risks, such as exchange rate fluctuations, political or economic instability of the issuer or the country of issue and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. Securities registration, custody and settlements of foreign securities may in some instances be subject to delays and legal and administrative uncertainties. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations denominated in U.S. dollars. Foreign securities and their markets may not be as liquid as domestic securities and their markets, and foreign brokerage commissions and custody fees are generally higher than those in the United States. In addition, less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to its permitted investments in foreign securities, currently the Fund limits the amount of its assets that may be invested in one country or denominated in one currency (other than the U.S. dollar) to 25%. The Fund may invest in sponsored and unsponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

         The Fund may utilize foreign currency forward contracts in order to hedge against uncertainty in the level of future foreign exchange rates. The Fund will not enter into these contracts for speculative purposes. These contracts involve an obligation to purchase or sell a specific currency at a specified future date, usually less than one year from the date of the contract, at a specified price. The Fund may enter into foreign currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. These contracts involve a risk of loss if the Adviser fails to predict currency values correctly and also involve similar risks to those described under "Hedging Strategies." The Fund may also buy and sell foreign currency options and other derivatives, foreign currency futures contracts and options on those futures contracts. See "Hedging Strategies."

         TEMPORARY DEFENSIVE POSITION. When the Adviser believes that business or financial conditions warrant, the Fund may assume a temporary defensive position. For temporary defensive purposes, the Fund may invest without limit in cash or in investment grade cash equivalents, including: (1) short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities ("U.S. Government Securities"); (2) prime quality certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States; (3) prime quality commercial paper; and (4) repurchase agreements covering any of the securities in which the Fund may invest directly, and, subject to the limits of the Investment Company Act of 1940 (the "Investment Company Act,"), money market mutual funds. During periods when and to the extent that the Fund has assumed a temporary defensive position, it is not pursuing its investment objective.

GENERAL

         PORTFOLIO TRANSACTIONS. The frequency of portfolio transactions (the portfolio turnover rate) will vary from year to year depending on market conditions. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Short-term trading may increase the Fund's rate of turnover, which results in higher total brokerage costs for the Fund. An annual turnover rate of 100% would occur, for example, if all of the securities in the Fund were replaced once in a one-year period. The Adviser weighs the anticipated benefits of short-term investments against these consequences.

         The Fund has no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Consistent with its policy of obtaining the best net results, the Fund may conduct brokerage transactions through certain affiliates of the Adviser. The Trust's Board of Trustees has adopted policies to ensure that these transactions are reasonable and fair and that the commissions charged are comparable to those charged by non-affiliated qualified broker-dealers.

     CHANGES IN INVESTMENT OBJECTIVE AND POLICIES. The Fund's investment objective is a fundamental policy and, along with any other fundamental policies of the Fund, may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. A majority of the Fund's outstanding voting securities means the lesser of 67% of the shares of the Fund present or represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented or more than 50% of the outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Fund are not fundamental and may be changed by the Board of Trustees without shareholder approval. A further description of the Fund's investment policies is contained in the Statement of Additional Information.

     INVESTMENT LIMITATIONS. The Fund has adopted the following investment limitations which, except for No. (5), are fundamental policies. Additional fundamental and nonfundamental limitations are listed in the Statement of Additional Information. The Fund may not:

         (1) Borrow money, except the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets.

         (2) Make loans to other persons except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

         (3) Purchase the securities of issuers (other than U.S. Government Securities) conducting their business activity in the same industry if, immediately after such purchase, the value of investments in such industry would comprise 25% or more of the value of the Fund's total assets.

         (4) Purchase a security if, as a result (a) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (b) the Fund would own more than 10% of the outstanding voting securities of a single issuer. This limitation applies only with respect to 75% of the Fund's total assets and does not apply to U.S. Government Securities.

         (5) Invest more than 15% of its net assets in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

         If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or redemptions of Fund shares will not be considered a violation of the limitation.

4.       MANAGEMENT

         The business of the Trust is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Fund and generally meets quarterly to review the results of the Fund, monitor investment practices and discuss other matters affecting the Fund and the Trust.

INVESTMENT ADVISER

         Oak Hall(R) Capital Advisors, L.P. is the investment adviser of the Fund under an Investment Advisory Agreement with the Trust. Subject to the general control of the Board of Trustees, the Adviser makes investment decisions for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to receive an advisory fee, accrued daily and payable monthly, at an annual rate of 0.75% of the Fund's average daily net assets. The Adviser, in its sole discretion, may waive all or any portion of its advisory fee. Any waiver would have the effect of increasing the Fund's yield for the period during which the waiver was in effect and would not be recouped by the Adviser at a later date.

         Ed Cimilluca, Co-Chief Executive of the Adviser, has been the Fund's co-portfolio manager since January 1, 1997. Prior to his association with the Adviser, Mr. Cimilluca was Director of Research at J. & W. Seligman and, prior thereto, was a Managing Director of Lehman Brothers, Inc. Mr. Cimilluca has approximately 25 years in the investment business. His approach to investing is consistent with the Fund's emphasis on value investing in out-of-favor sectors of the market.

     John W. Morosani, Co-Chief Executive of the Adviser, also has been the Fund's co-portfolio manager since January 1, 1997. Prior to his association with the Adviser, Mr. Morosani was Director of Research at S. G. Warburg & Co., Inc. and, prior thereto, was an Associate Director at C. J. Lawrence, Inc. Mr. Morosani has approximately 20 years in the investment business. His approach to investing is consistent with the Fund's emphasis on value investing in out-of-favor sectors of the market.

         The Adviser, which is located at 122 East 42nd Street, 24th Floor, New York, New York 10168, is a registered investment adviser and provides investment management services to pension plans, endowment funds, institutional and individual  accounts.  As of the  date  of  this  Prospectus,  the  Adviser  had approximately $135 million of assets under management. The Adviser was incorporated under the laws of the State of New York in 1984 and is a wholly owned subsidiary of American Securities Holding Corporation ("ASHC"). ASHC is wholly owned by a trust, the beneficiaries of which are members of the William Rosenwald family.

ADMINISTRATION

     On behalf  of the  Fund,  the  Trust  has  entered  into an  Administration
Agreement with FAS. Under this agreement, FAS is responsible for the supervision of the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay), providing the Trust with general office facilities and providing persons satisfactory to the Board of Trustees to serve as officers of the Trust. For these services, FAS is entitled to receive a fee computed and paid monthly at an annual rate of 0.25% of the Fund's average daily net assets. Like the Adviser, FAS, in its sole discretion, may waive all or any portion of its fees. FAS was organized under the laws of the State of Delaware on December 29, 1995 and, as of the date of this Prospectus, FAS and FFSI provided management, administrative and distribution services to registered investment companies and collective investment funds with assets of approximately $32 billion.

DISTRIBUTION

         FFSI, the Fund's distributor, is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc.

SHAREHOLDER SERVICES

         The Trust has adopted a shareholder services plan for the Fund providing that the Trust may obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust has authorized Forum to enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services for Fund shareholders not otherwise provided by the Trust's transfer agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the Fund shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

         Among the  services  provided  by  shareholder  servicing  agents  are:
answering customer inquiries regarding account matters; assisting shareholders in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of the Trust, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing subaccounting services for Fund shares held beneficially; and providing such other services as the Trust or a shareholder may request.

TRANSFER AGENT

         The Trust has entered into a Transfer Agency Agreement with Forum Financial Corp. (the "Transfer Agent") under which the Transfer Agent acts as the Fund's transfer agent and dividend disbursing agent. The Transfer Agent maintains for each shareholder of record, an account (unless such accounts are maintained by sub-transfer agents) to which all shares purchased are credited, together with any distributions that are reinvested in additional shares. The Transfer Agent also performs other transfer agency functions and acts as dividend disbursing agent for the Trust. Under an agreement with the Trust, Forum Accounting Services, LLC ("FAcS") performs portfolio accounting services for the Fund, including determination of the Fund's net asset value. As of the date of this Prospectus, FAS, FFSI, the Transfer Agent and FAcS were each controlled by

John Y. Keffer, President and Chairman of the Trust and were located at Two Portland Square, Portland, Maine 04101.

EXPENSES OF THE TRUST

         The Adviser has voluntarily undertaken to assume certain Fund expenses (or waive its fees). This undertaking is designed to place a maximum limit on expenses (including all fees to be paid to the Adviser but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) of 1.50% of the Fund's average daily net assets. Fee waivers are voluntary and may be reduced or eliminated at any time.

5.       PURCHASES AND REDEMPTIONS OF SHARES

GENERAL

         PURCHASES. Investments in the Fund may be made by an investor either directly or through certain brokers and financial institutions of which the investor is a customer. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and charge a fee for certain shareholder services, although no such fees are currently contemplated.

         Fund shares may be purchased at their net asset value next determined without a sales charge on any weekday except days when the New York Stock Exchange (the "Exchange") is closed, normally, New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas ("Business Day"). See "Other
Information - Determination of Net Asset Value." Fund shares are issued immediately after an order for the shares in proper form is received by the Transfer Agent. The Fund's net asset value is calculated as of the close of the Exchange (normally, 4:00 p.m., Eastern time) on each Business Day. Fund shares become entitled to receive dividends on the next Business Day after the order is accepted.

         The Adviser and the Trust reserve the right to reject any subscription for the purchase of Fund shares, including subscriptions by those deemed to be "market timers" and may, in the Adviser's discretion, accept portfolio securities in lieu of cash as payment for Fund shares. "Market timers" generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern. Share certificates are issued only to shareholders of record upon their written request, and no certificates are issued for fractional shares.

         REDEMPTIONS. Fund shares may be redeemed without charge on any Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed at the Fund's net asset value next determined following receipt by the Transfer Agent of the redemption order in proper form (and any supporting documentation that the Transfer Agent may require). Shares redeemed are not entitled to receive dividends declared after the day on which the redemption becomes effective.

         Normally, redemption proceeds are paid immediately, but in any event within seven days, following receipt of a redemption order in proper form by the Transfer Agent. Redemption proceeds, however, are not paid unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. Redemption rights may not be suspended nor may payment dates be postponed except when the Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the Securities and Exchange Commission.

         Redemption proceeds normally are paid in cash. Payments may be made wholly or partially in portfolio securities, however, if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's net assets, whichever is less, during any 90-day period.

         The Trust and its Transfer Agent employ reasonable procedures to insure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes). If the Trust and Transfer Agent did not employ such procedures, either could be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, these requests may be mailed or hand-delivered to the Transfer Agent.

         Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60-days' written notice, all shares in any Fund account with an aggregate net asset value of less than $10,000 ($2,000 for IRAs).

PURCHASE AND REDEMPTION PROCEDURES

         The following purchase and redemption procedures and shareholder services apply to investors who invest in the Fund directly. These investors may open an account by completing the application at the back of this Prospectus or by contacting the Transfer Agent at the address on the first page of this prospectus. For shareholder services described in this Prospectus but not referenced on the account application or to change information regarding a shareholder's account (such as addresses), investors should request an Optional Services Form from the Transfer Agent.

         There is a $10,000 minimum for initial investments in the Fund and a $5,000 minimum for subsequent purchases, except for individual retirement accounts (see "Individual Retirement Accounts"). There is a $5,000 minimum initial investment on purchases made through certain broker-dealers.

INITIAL PURCHASE OF SHARES

         BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Fund at the address on the first page of this prospectus. Checks are accepted at full value subject to collection. If a check does not clear, the purchase order will be canceled, and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or FFSI.

         BANK WIRE. To make an initial investment in the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Fund at 1-800-625-4255 or the Transfer Agent at 207-879-0001 to obtain an account number for an initial investment. The investor should then instruct a bank to wire the money immediately to:

         BankBoston
         Boston, Massachusetts
         ABA # 011000390
         For Credit to:  Forum Financial Corp.
                  Account # 541-54171
                  Oak Hall Small Cap Contrarian Fund
                  (Investor's Name)
                  (Investor's Account Number)

         The investor should then promptly complete and mail the account application. Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished the same day. An investor's bank may impose a charge for transmitting the money by bank wire, and there also may be a charge for use of federal funds. The Trust does not charge investors for the receipt of wire transfers.

         THROUGH BROKERS AND OTHER FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through brokers and other financial institutions that have entered into sales agreements with Forum. These institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Trust. The Trust is not responsible for the failure of any institution to promptly forward these requests or otherwise carry out its obligations to its customers.

         Investors who purchase shares through a financial institution will be subject to the procedures of their financial institution, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their financial institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase Fund shares in this manner may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain other institutions may also enter purchase orders with payment to follow.

         Certain shareholder services may not be available to shareholders who have purchased shares through an institution. These shareholders should contact their institution for further information. The Trust may confirm purchases and redemptions of an institution's customers directly to the institution, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the institution and its customers. The Trust is not responsible for the failure of any institution to carry out its obligations to its customers. Certain states permit Fund shares to be purchased and redeemed only through registered broker-dealers, including the Fund's distributor.

SUBSEQUENT PURCHASES OF SHARES

         Subsequent purchases may be made by sending a bank wire or by mailing a check as indicated above. Shareholders using the wire system for subsequent purchases should first telephone the Fund at 1-800-625-4255 or the Transfer Agent at 207-879-0001 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

         Automatic Investment. Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution that is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in a Fund monthly or quarterly. Shareholders wishing to participate in this program may obtain the applicable forms from the Transfer Agent. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.

REDEMPTION OF SHARES

         Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

         REDEMPTION BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any share certificate that was issued to the shareholder. All share certificates submitted for redemption, and all written requests for redemption, must be endorsed by the shareholder with signature guaranteed.

         TELEPHONE REDEMPTION. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling the Fund at 1-800-625-4255 or the Transfer Agent at 207-879-0001. Shareholders must provide the Transfer Agent with the shareholder's account number, the exact name in which the shares are registered, and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. Shares for which certificates have been issued may not be redeemed by telephone.

         BANK WIRE REDEMPTION. For redemption of more than $10,000, a shareholder who has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by federal funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day the redemption request in proper form is received by the Transfer Agent.

         AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds are sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution that is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.

         OTHER REDEMPTION MATTERS. To protect shareholders and the Fund against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (1) any endorsement on a share certificate; (2) written instruction to redeem shares whose value exceeds $50,000; (3) instructions to change a shareholder's record name; (4) redemption in an account in which the account address or account registration has changed within the last 30 days; (5) redemption proceeds to be sent to other than the address of record, preauthorized bank account, or preauthorized brokerage firm account; (6) redemption proceeds to be paid to someone other than the record owners or to an account with a different registration; or (7) change of automatic investment or redemption, dividend election, telephone redemption option election or any other option election in connection with the shareholder's account.

         Signature guarantees may be provided by any eligible institution acceptable to the Transfer Agent, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed. A notarized signature is not sufficient.

         The Transfer Agent may deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, all distributions on the account are reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested, and the checks will be canceled.

INDIVIDUAL RETIREMENT ACCOUNTS

         A single Fund should not be considered as a complete investment vehicle for the assets held in individual retirement accounts. The Fund may be a suitable investment for part or all of the assets held in traditional or Roth individual retirement accounts (collectively, "IRAs"). An IRA account application form may be obtained by contacting the Trust at 1-800-625-4255 or its Transfer Agent at 207-879-0001. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. In the case of a Roth IRA, if certain requirements are met, investment earnings will not be taxed even when withdrawn. Individuals may make IRA contributions of up to a maximum of $2,000 annually. Only contributions to traditional IRAs are tax-deductable. However, the deduction will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels. The ability of an individual to make contributions to a Roth IRA is restricted if the individual (or, in some cases, a married couple) has adjusted gross income above certain levels. The Fund's minimum initial investment for investors opening an IRA or investing through their own IRA is $2,000, and its minimum subsequent investment is $250.

     An employer may also contribute to an individual's IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to the employee's IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect to contribute to the employee's IRA 2% of the lesser of the employee's earned income or $160,000.

The foregoing discussion regarding IRAs is based on regulations in effect as of January 1, 1998 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.

6.       DIVIDENDS AND TAX MATTERS

DIVIDENDS

         Dividends of the Fund's net investment income are declared and paid annually. Any net capital gain realized by the Fund also is distributed annually. Shareholders may choose either to have dividends reinvested in additional Fund shares or paid in cash and, similarly, may have capital gain distributions reinvested in additional Fund shares or paid in cash. For a brief summary of the tax treatment of dividends and distributions paid by the Fund, see "Taxes". All dividends and distributions are reinvested in additional shares unless another option is selected. Income dividends are reinvested at the Fund's net asset value as of the last day of the period with respect to which the dividends are paid, and capital gain is reinvested at the Fund's net asset value on the payment date for the capital gain. Cash payments may be made more than seven days following the date on which dividends would otherwise be reinvested.

TAXES

         The Fund qualified for its last fiscal year as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to continue to so qualify each fiscal year so long as such qualification is determined to be in the best interest of Fund shareholders. As a regulated investment company, the Fund will not be liable for federal income and excise taxes on the net investment income and capital gains distributed to its shareholders in accordance with the applicable Code provisions. The Fund intends to distribute all of its net income and net capital gains each year. Accordingly, the Fund should thereby avoid all federal income and excise taxes.

         Dividends paid by the Fund out of its net investment income (including realized net short term capital gain) are taxable to Fund shareholders as ordinary income notwithstanding that such dividends are reinvested in additional Fund shares. Distributions of any net long-term capital gains realized by the Fund are taxable to the shareholders as long-term capital gain, regardless of the length of time a shareholder may have held Fund shares at the time of distribution. A portion of the Fund's dividends may qualify for the dividends-received deduction available to corporations.

         If a shareholder holds shares for six months or less and during that period receives a distribution taxable as a long-term capital gain, any loss realized on the sale of his shares during that six-month period would be a long-term loss to the extent of the distribution. Distributions to shareholders are treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional Fund shares.

         Any dividend or distribution received by a shareholder on Fund shares will have the effect of reducing the net asset value of his or her shares by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after a shareholder's purchase of shares, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above.

         The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital-gain distributions and redemptions) paid to a non-corporate shareholder unless such shareholder certifies in writing that the social security or tax identification number provided is correct and that the shareholder is not subject to backup withholding for prior underreporting to the Internal Revenue Service.

         Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each year.

7.       OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE

         The Trust determines the net asset value per share of the Fund as of 4:00 p.m., Eastern time, on each Business Day by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. Securities owned by the Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by procedures approved by the Board of Trustees. Purchases and redemptions are effected at the net asset value next determined following the receipt of any purchase or redemption order as described under "Purchases and Redemptions of Shares."

THE TRUST AND ITS SHARES

         The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust under the name Forum Funds. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares. Currently the authorized shares of the Trust are divided into 23 separate series. Prior to November 25, 1996, the Fund was a separate portfolio, Oak Hall(R) Equity Fund, of Stone Bridge Funds, Inc., a Maryland corporation. On February 12, 1998, the Fund's name was changed to the Oak Hall(R) Small Cap Contrarian Fund.

         Each share of each fund of the Trust and, for funds with multiple classes, each class of shares, has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that certain expenses such as expenses related to the distribution of shares and certain other expenses such as transfer agency and administration expenses are borne solely by a fund or class. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the fund or class and other matters for which separate class voting is appropriate under applicable law. Generally, shares are voted in the aggregate without reference to a particular fund or class, except if the matter affects only one fund or class (or voting by fund or class is required by law), shares will vote separately by fund or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A fund shareholder is entitled to the shareholder's pro rata share of all dividends and distributions arising from that fund's assets and, upon redeeming shares, will receive the portion of the fund's net assets represented by the redeemed shares.

         From time to time, certain shareholders may own a large percentage of the Fund's shares. In that event, those shareholders may be able to greatly affect or determine the outcome of a shareholder vote.

         YEAR 2000 COMPLIANCE. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers to the Fund do not properly process and calculate date-related information and data from and after January 2000. The Adviser has taken steps to address the Year 2000 issue with respect to the computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. The Adviser does not anticipate that the arrival of the Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels.

PERFORMANCE INFORMATION

         The Fund's performance may be quoted in advertising in terms of yield or total return. Performance calculations are based on the Fund's historical results and are not intended to indicate future performance. Yield is a way of showing the rate of income earned on the Fund's investments as a percentage of the Fund's share price. To calculate yield, the dividends and interest income the Fund has earned from its portfolio of investments for a 30-day period (net of expenses) is divided by the average number of shares entitled to receive dividends and expressed the result as an annualized percentage rate based on the Fund's share price at the beginning of the period. Total return shows the Fund's overall change in value, including changes in share price and assuming all the Fund's distributions are reinvested. Cumulative total return reflects the Fund's performance over a stated period of time. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that these returns are not the same as actual year-by-year returns. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

         The Fund's advertisements may refer to ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or CDA/Weisenberger. In addition, the Fund's performance may be compared to recognized indices or market performance. Comparative material found in the Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                                     OAK HALL(R)
                                                      SMALL CAP
                                                     CONTRARIAN
                                                        FUND



                                                      Prospectus

                                                   February 12, 1998








                                                        [LOGO]

                      OAK HALL(R) SMALL CAP CONTRARIAN FUND

--------------------------------------------------------------------------------

Investment Advisor:                           Account Information and
         Oak Hall Capital Advisors, L.P.      Shareholder Servicing:
         122 East 42nd Street                          Forum Financial Corp.
         New York, New York 10005                      Two Portland Square
         (212) 622-1996                                Portland, Maine  04101
                                                       800-625-4255
                                                       207-879-0001

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 12, 1998

Forum Funds (the "Trust") is a registered open-end investment company. This Statement of Additional Information ("SAI") supplements the Prospectus dated February 12, 1998 offering shares of Oak Hall Small Cap Contrarian Fund (the "Fund") (formerly, Oak Hall Equity Fund) and should be read only in conjunction with the Fund's Prospectus, a copy of which may be obtained without charge by contacting Forum Financial Corp. at the address listed above.

TABLE OF CONTENTS

                                                                      PAGE
       1.       Investment Policies
                  and Limitations..................................     2
       2.       Performance Data...................................    11
       3.       Management.........................................    12
       4.       Determination of Net Asset Value...................    16
       5.       Portfolio Transactions.............................    17
       6.       Custodian..........................................    17
       7.       Additional Purchase and
                  Redemption Information...........................    18
       8.       Taxation...........................................    18
       9.       Other Matters......................................    19

                Appendix A - Description of Securities Ratings
                Appendix B - Control Persons and Principal Holders of Securities

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1. INVESTMENT POLICIES AND LIMITATIONS

RATINGS AS INVESTMENT CRITERIA

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to corporate bonds, including convertible securities by Moody's and S&P is included in Appendix A to this Statement of Additional Information. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Oak Hall Capital Advisors, L.P. (the "Adviser") will consider such an event in determining whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Convertible securities which are rated b by Moody's generally lack characteristics of a desirable investment. Convertible securities which are rated B by S&P are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

WARRANTS

The Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price paid for the warrant and the right to purchase the underlying security. The Fund may not invest more than 2% of its net assets in warrants not traded on the American or New York Stock Exchange.

TEMPORARY DEFENSIVE POSITION

When the Adviser believes that business or financial conditions warrant, the Fund may assume a temporary defensive position. For temporary defensive purposes, the Fund may invest without limit in cash or in investment grade cash equivalents, including (i) short-term obligations of the U.S. Government and its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars (or the equivalent in other currencies) and that are members of the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated A-2 or higher by S&P or Prime-2 or higher by Moody's or, if not rated, determined by the Adviser to be of comparable quality,
(iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) money market mutual funds.

FOREIGN CURRENCY FORWARD CONTRACTS

Investments in foreign companies will usually involve currencies of foreign countries. In addition, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. Accordingly, the value of the assets of the Fund as measured in United States dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Fund. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

The Fund may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, the Fund may enter into forward currency contracts in connection with existing portfolio positions. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Fund to incur losses on these contracts and transaction costs. The Adviser does not intend to enter into forward contracts on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 25% of the value of its total assets committed to such contracts or the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

At or before the settlement of a forward currency contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract. If the Fund engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been a change in forward contract prices. Additionally, although forward contracts may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global, around-the-clock market.

Under normal circumstances, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. When required by applicable regulatory guidelines, the Fund will set aside cash, U.S. Government securities or other liquid assets in a segregated account with its custodian in the prescribed amount.

HEDGING STRATEGIES

The Adviser may engage in certain options and futures strategies to attempt to hedge the Fund's portfolio. The instruments in which the Fund may invest include
(i) options on securities, stock indexes and foreign currencies, (ii) stock index and foreign currency futures contracts ("futures contracts"), and (iii) options on futures contracts. Use of these instruments is subject to regulation by the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which options and futures are traded, and the Commodities Futures Trading Commission (the "CFTC"). No assurance can be given, however, that any strategies will succeed.

The Fund will not use leverage in its hedging strategies. In the case of transactions entered into as a hedge, the Fund will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. The Fund will not enter into a hedging strategy that exposes the Fund to an obligation to another party unless it owns either: (1) an offsetting ("covered") position or (2) cash, U.S. Government securities or other liquid assets with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Fund will set aside cash, U.S. Government securities or other liquid assets in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Fund is subject to the following restrictions in its use of options and futures contracts. The Fund will not: (1) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged through the use of options or futures contracts;
(2) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (3) purchase call options if, as a result, the current value of options premiums for options purchased would exceed 5% of the Fund's total assets.

OPTIONS STRATEGIES. The Fund may purchase put and call options written by others and write (sell) put and call options covering specified securities, stock index-related amounts or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security or currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security or currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency or security. The Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. The Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser believes that a liquid secondary market for the option exists. When the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options, currently are treated as illiquid securities.

The Fund may purchase call options on equity securities that the Adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Fund may write covered call options. The Fund may write call options on behalf of the Fund when the Adviser believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs. The Fund may write covered put options only to effect closing transactions.

The Fund may purchase and write put and call options on stock indices in much the same manner as the equity security options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities which are being hedged. Stock index options are settled exclusively in cash.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS. The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Foreign Currency Forward Transactions" which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Fund may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Fund wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Fund. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

         (1) The successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of a stock index option, fluctuations in the market sector represented by the index.

         (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

         (3) A position in an exchange listed option may be closed out only on an exchange which provides a market for identical options. Most exchange listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, the Fund would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by the Fund may result in material losses to the Fund.

         (4) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

FUTURES STRATEGIES. A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, securities or currencies as called for in the contract at a specified future date and at a specified price. For stock index futures contracts, delivery is of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the time of the contract and the close of trading of the contract.

The Fund may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of the Fund's securities. To the extent that the Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. The Fund may purchase a stock index futures contract if a significant market or market sector advance is anticipated. These purchases would serve as a temporary substitute for the purchase of individual stocks, which stocks may then be purchased in the future.

The Fund may purchase call options on a stock index future as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual stock, in that it can be used as a temporary substitute for a position in the stock itself. The Fund may purchase a call option on a stock index future to hedge against a market advance in stocks which the Fund planned to acquire at a future date. The Fund may also purchase put options on stock index futures contracts. These purchases are analogous to the purchase of protective puts on individual stocks, where a level of protection is sought below which no additional economic loss would be incurred by the Fund. The Fund may write covered call options on stock index futures contracts as a partial hedge against a decline in the prices of stocks held in the Fund's portfolio. This is analogous to writing covered call options on securities.

The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Fund's foreign securities holdings. The Fund may purchase a foreign currency futures contract to hedge against an anticipated foreign exchange rate increase pending completion of anticipated transactions. Such a purchase would serve as a temporary measure to protect the Fund against such increase. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Fund may write call options on foreign currency futures contracts as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into futures contracts; rather, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Government securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. For example, futures contracts on broad-based stock indices can currently be entered into with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange, the Value Line Composite Stock Index on the Kansas City Board of Trade and the Major Market Index of the Chicago Board of Trade.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for the Fund to close a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin. In addition:

         (1) Successful use by the Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

         (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged securities or currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying securities or currencies which causes this situation to occur. As a result, a correct forecast of general market trends still may not result in successful hedging through the use of future contracts over the short term.

         (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

         (4) Like other options, options on futures contracts have a limited life. The Fund will not trade options on futures contracts on any exchange or board of trade unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

         (6) The Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

         (7) Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. In addition, settlement of foreign currency futures contracts must occur within the country issuing that currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and the Fund may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

REGULATORY COMPLIANCE WITH RESPECT TO COMMODITY FUTURES CONTRACTS
AND COMMODITY OPTIONS

The Fund may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Prospectus and above. The Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section
4.5 of the rules of the CFTC. Under that section the Fund would be permitted to purchase such futures or options contracts only for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however. that in addition, with respect to positions in commodity futures and option contracts not for bona fide hedging purposes, the Fund represents that the aggregate initial margin and premiums required to establish these positions (subject to certain exclusions) will not exceed 5% of the liquidation value of the Fund's assets after taking into account unrealized profits and losses on any such contract the Fund has entered into.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Fund may purchase portfolio securities on a when-issued and purchase or sell portfolio securities on forward commitment basis. When-issued or forward commitment transactions arise when securities are purchased by the Fund with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. When the Fund enters into a forward commitment transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of the security, although delivery and payment occur at a later date. To facilitate such acquisitions, the Fund will maintain with its custodian a separate account with portfolio securities in an amount at least equal to such commitments.

At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The value of the fixed income securities to be delivered in the future will fluctuate as interest rates and the credit of the underlying issuer vary. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation.

To the extent the Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to dispose of the right to acquire these securities before the settlement date if deemed advisable.

The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the current market values.

When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. No when-issued or forward commitments will be made by the Fund if, as a result, more than 10% of the value of the Fund's total assets would be committed to such transactions.

INVESTMENT LIMITATIONS

The Fund has adopted the following additional investment limitations which are fundamental policies of the Fund and may not be changed without shareholder approval. The Fund may not:

         (1) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted to be incurred by the Fund. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

         (2) Borrow money, except that the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets.

         (3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the Securities Act of 1933.

         (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

         (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

         (6) Issue senior securities except that: (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the Investment Company Act of 1940 ("1940 Act") or an exemptive order; (b) the Fund may acquire securities to the extent otherwise permitted by its investment policies, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and
         (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

The Fund has adopted the following nonfundamental investment limitations that may be changed by the Trust's Board of Trustees (the "Board of Trustees") without shareholder approval. The Fund:

         (1) May borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made; provided that any such temporary or emergency borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

         (2) May not purchase securities on margin, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures and options on futures.

         (3) May not invest in securities of another registered investment company except to the extent permitted by the 1940 Act.

         (4) May not invest in interests in oil or gas or interests in other mineral exploration or development programs.

         (5) May not invest in or hold securities of any issuer if officers and directors of the Trust or the Adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

         (6) May not invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if as a result, more than 5% of the value of the fund's total assets would be so invested.

         (7) May not invest more than 15% of its net assets in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

Except as required by the 1940 Act, whenever an amended or restated investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the acquisition of such security or other asset. Any subsequent change in values, assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations. If the Fund were to invest in money market funds as described in limitation (c), it would indirectly incur its proportionate share of the advisory and other expenses of the money market fund.

FUNDAMENTAL POLICIES

Those policies of the Fund which are deemed to be fundamental may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities, as defined in the 1940 Act means the lesser of: (1) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the shares are present or represented or (2) more than 50% of the outstanding shares of the Fund.

                               2. PERFORMANCE DATA

The Fund may quote performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's net asset value, yield and total return will fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

The Fund's total return for the fiscal year ended March 31, 1997 was 1.40%. This figure represents unannualized total return for the nine month period June 30, 1996 through March 31, 1997. Total return for the twelve months ending March 31, 1997 was 3.0%. For the period beginning July 13, 1992 (the commencement of public operations) to March 31, 1997, the Fund's average annual total return was 10.92%.

In performance advertising the Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates. In addition, the Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

TOTAL RETURN CALCULATIONS

The Fund may advertise total return. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV; where:

                  P = a  hypothetical  initial  payment of  $1,000;
                  T = average annual total return;
                  n = number of years; and
                  ERV = ending redeemable value (ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Period total return is calculated according to the following formula:

         PT = (ERV/P-1); where:

                  PT = period total return;
                  The other definitions are the same as in average annual total return above.

                                  3. MANAGEMENT

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer,* Chairman and President (age 56)

     President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, LLC (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a Trustee and/or officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator and for which Forum Financial Services, Inc. serves as distributor. His address is Two Portland Square, Portland, Maine 04101.

Costas Azariadis, Trustee (age 53)

     Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee (age 54)

     President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Trustee (age 53)

     Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.

Mark D. Kaplan, Vice President, Assistant Treasurer and Assistant Secretary (age
42)

     Managing Director at Forum Financial Services, Inc. since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Secretary (age 36)

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Max Berueffy, Assistant Secretary (age 46)

     Senior Counsel, Forum Financial Services, Inc., with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Cheryl O. Tumlin, Assistant Secretary (age 31)

     Assistant Counsel, Forum Financial Services, Inc., with which she has been associated since July 1996. Prior thereto, Ms. Tumlin was on the staff of the U.S. Securities and Exchange Commission as an attorney in the Division of Market Regulation and prior thereto Ms. Tumlin was an associate with the law firm of Robinson Silverman Pearce Aronsohn & Berman in New York, New York. Ms. Tumlin is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

M. Paige Turney, Assistant Secretary (age 28).

     Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1995. Ms. Turney was employed from 1992 as a Senior Fund Accountant with First Data Corporation in Boston, Massachusetts. Ms. Turney is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Prior thereto she was a student at Montana State University Her address is Two Portland Square, Portland, Maine 04101.

TRUSTEE COMPENSATION. Each Trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each committee meeting attended on a date when a Board meeting is not held. As of March 31, 1997, in addition to $1,000 for each Board meeting attended, each Trustee receives $100 per active portfolio of the Trust. To the extent a meeting relates to only certain portfolios of the Trust, Trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust.

The following table provides the aggregate compensation paid to each Trustee. The Trust has not adopted any form of retirement plan covering Trustees or officers. Information is presented for the fiscal year ended March 31, 1997.

                                                           Accrued           Annual
                                        Aggregate          Pension        Benefits Upon       Total
         Trustee                      Compensation        Benefits         Retirement      Compensation
         -------                      ------------        --------         ----------      ------------
         Mr. Keffer                       None              None              None             None
         Mr. Azariadis                   $4,000             None              None            $4,000
         Mr. Cheng                       $4,000             None              None            $4,000
         Mr. Parish                      $4,000             None              None            $4,000

THE INVESTMENT ADVISER

Pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"), the Fund's investment adviser, Oak Hall Capital Advisors, L.P. furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Advisory Agreement will remain in effect for a period of twelve months from the date of its effectiveness and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser on 60 days' written notice to the Trust, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Fund, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement provides that the Adviser may render services to others. In addition to receiving its advisory fee from the Fund of 0.75% of the Fund's average daily net assets, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Fund. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser or any affiliate of the Adviser from the Fund with respect to the client's assets invested in the Fund.

The following table shows the dollar amount of fees payable under the Investment Advisory Agreement between the Fund and Oak Hall Capital Advisors, L.P., the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser. The data is for the past three fiscal years.

                                                        Advisory Fee        Advisory Fee      Advisory Fee
                                                          Payable              Waived           Retained
                                                          -------              ------           --------
Oak Hall Small Cap Contrarian Fund
     Year Ended March 31, 1997                            $54,263             $54,263                 $0
     Year Ended June 30, 1996                             110,257              64,502             45,755
     Year Ended June 30, 1995                             194,367                   0            194,367

ADMINISTRATION

Pursuant  to an  Administration  Agreement  approved by the Board of Trustees on
June 19, 1997, Forum Administrative Services, LLC ("FAdS") supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent, fund accountant and custodian and arranging for maintenance of books and records of the Trust). FAdS also provides persons satisfactory to the Board of Trustees to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) FAdS, the Adviser or their respective affiliates. In addition, under the Agreement, FAdS is directly responsible for managing the Trust's regulatory and legal compliance and overseeing the preparation of its registration statement.

Until May 31, 1994, Stone Bridge Trust Company ("SBTC"), as administrator, and FFSI, as sub-administrator, supervised the overall management of the Fund, which was then a series of The Stone Bridge Funds, Inc., a registered management investment company (the "Company"), including the administrative duties described above, pursuant to a Co-Administration Agreement and a Distribution and Administration Agreement, respectively. Effective June 1, 1994, the Company entered into an Administration and Distribution Agreement with FFSI under which FFSI provided the administration and distribution services it has provided since the Fund's inception and assumed the administrative responsibilities formerly performed by SBTC. As of November 25, 1996, administrative services were provided to the Fund pursuant to a Management and Distribution Agreement between the Trust and FFSI. Effective June 19, 1997, administrative services are provided by FAdS under the current Administration Agreement with the Trust.

For the fiscal years ending March 31, 1997 and June 30, 1996 and 1995, the fees under the former Administration and Distribution Agreement and Management and Distribution Agreement were $18,088, $36,752 and $75,871, respectively.

DISTRIBUTION

FFSI acts as distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust approved by the Board on June 19, 1997 (the "Distribution Agreement"). The Distribution Agreement will remain in effect for a period of twelve months from the date of its effectiveness and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the agreement or interested persons of any such party and do not have any direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Fund by vote of the Fund's shareholders or by either party to the agreement on 60 days' written notice to the Trust. The Distribution Agreement also provides that FFSI shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

On December 5, 1997, the Board of Trustees terminated a distribution plan previously adopted by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act ("Plan"). The Plan required the Trust and FFSI to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by FFSI pursuant to the Plan and identifying the distribution activities for which those expenditures were made. For the fiscal year ended March 31, 1997, $1,184.01 was expended pursuant to the Plan for the printing and mailing of prospectuses to other than current shareholders of the Fund and $61.77 was expended in telephone charges related to prospective investors.

TRANSFER AGENT AND FUND ACCOUNTANT

Forum Financial Corp. (the "Transfer Agent") acts as transfer agent and dividend disbursing agent of the Trust pursuant to a Transfer Agency Agreement. For its services, the Transfer Agent receives with respect to the Fund an annual fee of $12,000 plus $25 per shareholder account. Pursuant to a Fund Accounting Agreement, the Forum Accounting Services, LLC provides the Fund with portfolio accounting, including the calculation of the Fund's net asset value. For these services, the Transfer Agent receives with respect to the Fund an annual fee of $36,000 plus certain surcharges based upon the amount and type of the Fund's portfolio transactions and positions.

Both the Transfer Agency Agreement and Fund Accounting Agreement were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the respective agreements or interested persons of any such party, at a meeting called for the purpose of voting on the respective agreements. Each of these agreements will remain in effect for a period of one year and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders and in either case by a majority of the Trustees who are not parties to the respective agreement or interested persons of any such party, at a meeting called for the purpose of voting on the respective agreement.

EXPENSES

Subject to the obligations of the Adviser to reimburse the Trust for its excess expenses as described in the Prospectus, the Trust has, under the Advisory Agreement, confirmed its obligation to pay all its other expenses.

The Trust's expenses include: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the Trust's custodian and transfer agent; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; compensation of the Trust's trustees; compensation of the Trust's officers and employees who are not employees of the Adviser, FAdS or their respective affiliates and costs of other personnel performing services for the Trust; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; state securities laws registration fees and related expenses; the fees payable under the Advisory Agreement, the Administration Agreement and the Distribution and Sub-Administration Agreement; and any fees and expenses payable pursuant to the Plan.

OTHER INFORMATION

As of February 10, 1998, the officers and directors of the Trust owned as a group owned less than 1% of the outstanding shares of the Fund. Also as of that date, Appendix 2 presents information as to control persons and principal holders of shares of the Registrant's series.

                       4. DETERMINATION OF NET ASSET VALUE

The Trust determines the net asset value per share of the Fund as of 4:00 p.m., Eastern time, on each Business Day (as defined in the Prospectus), by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. The Trust does not determine net asset value on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                            5. PORTFOLIO TRANSACTIONS

The Fund generally purchases and sells securities through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund.

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Adviser may also take into account payments made by brokers effecting transactions for the Fund (i) to the Fund or
(ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, the Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by the Adviser in connection with services to clients other than the Fund, and the Adviser's fee is not reduced by reason of the Adviser's receipt of the research services.

Investment decisions for the Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies and accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The Fund contemplates that, consistent with the policy of obtaining best net results, brokerage transactions may be conducted through the Adviser's affiliates, affiliates of those persons or Forum. The Advisory Agreement authorizes the Adviser to so execute trades. The Board of Trustees has adopted procedures in conformity with applicable rules under the Investment Company Act to ensure that all brokerage commissions paid to these persons are reasonable and fair. For the Trust's fiscal years ended March 31, 1997, and June 30, 1996 and 1995 the aggregate brokerage commissions incurred by the Fund were $66,316, $198,598 and $450,930, respectively, of which 0%, 5.1% and 11.37% ($0, $10,095 and $51,250), respectively, was paid to American Securities Corporation, an affiliate of the Adviser. During those periods, approximately 0%, 4.67% and 5.66%, respectively, of the total dollar amount of transactions by the Fund involving the payment of commissions were effected through American Securities Corporation.

                                  6. CUSTODIAN

Pursuant to a Custodian Agreement (the "Custodian Agreement"), The First National Bank of Boston, P.O. Box 1959, Boston, Massachusetts, 02105, acts as the custodian of the Funds' assets. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, determining income and collecting interest on Fund investments. The Fund's custodian employs foreign subcustodians to provide custody of the Fund's foreign assets in accordance with applicable regulations. The custodian is paid a fee at an annual rate of 0.02% of the first $100 million of the average daily net assets of the Fund, 0.015% on the next $100 million of the average daily net assets of the Fund and . 01% of the average daily net assets over $200 million, and certain transaction fees.

                7. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are sold on a continuous basis by FFSI at the net asset value next determined without any sales charge. As of March 31, 1997, the Fund's net asset value was $13.80.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partly in portfolio securities if the Board of Trustees determines economic conditions exist which would make payment in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus from time to time.

Shareholders' rights of redemption may not be suspended, except (i) for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, (ii) for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(iii) for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that (i) are not restricted as to transfer either by law or liquidity of market and (ii) have a value which is readily ascertainable (and not established only by valuation procedures).

                                   8. TAXATION

The Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

A portion of the dividends paid out of the Fund's net ordinary income may be eligible for the dividends received deduction allowed to corporations.

For federal income tax purposes, gains and losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss.

For federal income tax purposes, when equity or over-the-counter put and call options which the Fund has purchased or sold or expire unexercised, the premiums paid by the Fund give rise to short or long-term capital losses at the time of sale or expiration (depending on the Fund's holding period with respect to the put or call). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the security purchased is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the related security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the security is decreased (increased in the case of a call) for tax purposes by the premium received. There may be short or long term gains and losses associated with closing purchase or sale transactions.

In addition, the use of certain hedging strategies such as writing and purchasing options, futures contracts and options on futures contracts, and entering into foreign currency forward contracts and other foreign instruments, involves complex rules that will determine for income tax purposes the character and timing of recognition of income received in connection therewith.

                                9. OTHER MATTERS

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of stock of the Trust are passed upon by Seward & Kissel, 1200 G. Street, NW, Washington, DC 20005.

Deloitte & Touche, LLP, 125 Summer Street, Boston, Massachusetts, 02110, independent auditors, have been selected as auditors for the Trust.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended March 31, 1997 (included in the Annual Report to Shareholders), which are delivered along with this Statement of Additional Information, are incorporated herein by reference.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


CORPORATE BONDS (INCLUDING CONVERTIBLE DEBT)

         (A)  MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

         Moody's rates corporate bond issues, including convertible debt issues, as follows:

         Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

         (B)  STANDARD & POOR'S CORPORATION ("S&P")

         S&P rates corporate bond issues, including convertible debt issues, as follows:

         Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas, they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated `BB' have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         Bonds rated `B' have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         Bonds rated `CCC' have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating `Cl' is reserved for income bonds on which no interest is being paid.

         Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. Bonds rated `D' are in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

PREFERRED STOCK

         (A)  MOODY'S

         Moody's rates preferred stock issues as follows:

         An issue which is rated aaa is a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

         An issue which is rated "aa" is a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         An issue which is rated "a" is an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         An issue which is rated "baa" is a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         An issue which is rated "ba" has speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

         An issue which is rated "c" can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

         (B)  STANDARD & POOR'S

         Standard & Poor's rates preferred stock issues as follows:

         "AAA" is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas if normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

         Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         A preferred stock rated "C" is a non-paying issue.

         A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

         To provide more detailed indications of preferred stock quality, the ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                   APPENDIX B

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 10, 1998, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund. Also as of that date, the shareholders listed below owned more than 5% of each Fund. Shareholders owning 25% or more of the shares of a Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

                                                          PERCENTAGE OF            AMOUNT OF SHARES
                                                          SHARES OWNED               OF FUND OWNED
                                                          ------------               -------------
OAK HALL SMALL CAP CONTRARIAN FUND
----------------------------------

Maryann Wolf                                                 11.96%                   40,946.955
55 Central Park West Apt 12-13
New York  NY  10023

Simeon Gold & Heide Gold, Jt. Ten.                            8.13%                   27,856.149
136 East 76th Street Apt. 10F
New York  NY  10021

Jane Levy                                                     5.15%                   17,622.969
320 West 87th Street Apt. 3W
New York  NY  10024

Bank of Boston, IRA Custodian                                 5.13%                   17,553.097
FBO Maryann Wolf
55 Central Park West Apt. 12-13
New York  NY  10023

AUSTIN GLOBAL EQUITY FUND
-------------------------

Administrative Data Management Corp.                         95.46%                  900,625.402
Attn:  Sue Needell
581 Main Street
Woodbridge  NJ  07095-1198

DAILY ASSETS TREASURY FUND
INSTITUTIONAL SERVICE SHARES
----------------------------

Forum Fi                                                     100.00%                    10.000
Forum Financial Group
Two Portland Square
Portland  ME  04101


                                                          PERCENTAGE OF            AMOUNT OF SHARES
                                                          SHARES OWNED              OF FUND OWNED
                                                          ------------              -------------
DAILY ASSETS CASH FUND
INSTITUTIONAL SHARES
--------------------

Forum Fi                                                     100.00%                    10.000
Forum Financial Group
Two Portland Square
Portland  ME  04101

DAILY ASSETS GOVERNMENT FUND
INSTITUTIONAL SHARES
--------------------

Babb & Co #02-6004105                                        100.00%                4,154,555.490
c/o Bank of New Hampshire
PO Box 477
Concord  NH  03302-0477

DAILY ASSETS MUNICIPAL FUND
INSTITUTIONAL SHARES
--------------------

Forum Fi                                                     100.00%                    5.000
Forum Financial Group
Two Portland Square
Portland  ME  04101

DAILY ASSETS TREASURY OBLIGATIONS FUND
INSTITUTIONAL SHARES
--------------------

Babb & Co #02-6004105                                        100.00%                70,805,935.890
c/o Bank of New Hampshire
PO Box 477
Concord  NH  03302-0477

INVESTORS BOND FUND
-------------------

Firstrust Co.                                                73.33%                 5,802,674.028
National City Bank Trust Dept.
227 Main Street
Evansville  IN  47708

SEI Trust Company                                            18.35%                 1,452,104.356
c/o Irwin Union Bank & Trust
Attn:  Mutual Funds Administrator
One Freedom Valley Drive
Oaks  PA  19456


                                                          PERCENTAGE OF            AMOUNT OF SHARES
                                                          SHARES OWNED              OF FUND OWNED
                                                          ------------              -------------
FORUM TAXSAVER BOND FUND
------------------------

First Trust Co.                                              50.98%                 1,823,877.187
National City Bank Trust Dept.
227 Main Street
Evansville  IN  47708

SEI Trust Company                                            25.55%                  913,993.962
c/o Irwin Union Bank & Trust
Attn:  Mutual Funds Administrator
One Freedom Valley Drive
Oaks  PA  19456

Leonore Zusman Ttee                                           5.76%                  206,021.417
Leonore Zusman Living Trust  U/A/D 2/3/93
6439 Woodacre Ct.
Englewood  OH  45322

Lawrence L. Zusman Ttee                                       5.16%                  184,652.189
Lawrence L. Zusman Living Trust  U/A/D 2/3/93
6439 Woodacre Court
Englewood  OH  45322

PAYSON BALANCED FUND
--------------------

ALA & Co.                                                    15.39%                  248,375.143
c/o H.M. Payson & Co.  Attn:  Rebecca Lott
PO Box 31
Portland  ME  04112

Payse & Co.                                                  15.13%                  244,299.596
c/o H.M. Payson & Co.  Attn:  Rebecca Lott
PO Box 31
Portland  ME  04112

MAINE MUNICIPAL BOND FUND
-------------------------

Administrative Data Management Corp.                         40.63%                 1,015,080.634
Attn:  Sue Needell
581 Main Street
Woodbridge  NJ  07095-1198

DAILY ASSETS TREASURY FUND
INSTITUTIONAL SERVICES SHARES
-----------------------------

H.M. Payson & Co. Custody Account                            40.07%                 18,918,278.950
FBO Customer Funds Under Management
PO Box 31
Portland  ME  04112


                                                          PERCENTAGE OF            AMOUNT OF SHARES
                                                          SHARES OWNED              OF FUND OWNED
                                                          ------------              -------------
DAILY ASSETS TREASURY FUND
INSTITUTIONAL SERVICES SHARES (CONTINUED)
-----------------------------------------

H.M. Payson & Co. Trust Account                              39.63%                 18,709,475.200
FBO Trust Funds Under Management
PO Box 31
Portland  ME  04112

PAYSON VALUE FUND
-----------------

Payse & Co.                                                  21.65%                  194,687.710
c/o H.M. Payson & Co.  Attn: Rebecca Lott
PO Box 31
Portland  ME  04112

ALA & Co.                                                    17.47%                  157,110.127
c/o H.M. Payson & Co.  Attn: Rebecca Lott
PO Box 31
Portland  ME  04112

NEW HAMPSHIRE BOND FUND
-----------------------

Independence Trust                                           43.00%                  503,378.386
Attn:  Linda Feliciano
200 Bedford Street  5th Floor
Manchester  NH  03105-0119

Administrative Data Management Corp.                         35.22%                  412,367.462
Attn:  Sue Needell
581 Main Street
Woodbridge  NJ  07095-1198

DAILY ASSETS CASH FUND
INSTITUTIONAL SERVICES SHARES
-----------------------------

H.M. Payson & Co. Custody Account                            56.90%                 7,166,186.340
FBO Customer Funds Under Management
PO Box 31
Portland  ME  04112

H.M. Payson & Co. Trust Account                              37.44%                 4,715,126.140
FBO Trust Funds Under Management
PO Box 31
Portland  ME  04112



                                                          PERCENTAGE OF            AMOUNT OF SHARES
                                                          SHARES OWNED              OF FUND OWNED
                                                          ------------              -------------
INVESTORS EQUITY FUND
---------------------

Allagash & Co.                                               96.61%                  130,658.987
c/o Bank of New Hampshire
PO Box 477
Concord  NH  03302

INTERNATIONAL EQUITY FUND
-------------------------

Forum Fi                                                     67.80%                    500.000
Forum Financial Group
Two Portland Square
Portland  ME  04101

Donaldson, Lufkin & Jenrette Sec Corp.                       32.20%                    237.417
Mutual Funds Dept. - 5th Floor
PO Box 2052
Jersey City  NJ  07303

INVESTORS GROWTH FUND
---------------------

Firstrust Co.                                                100.00%                2,863,713.851
National City Bank Trust Dept.
227 Main Street
Evansville  IN  47708

DAILY ASSETS GOVERNMENT FUND
INSTITUTIONAL SERVICE SHARES
----------------------------

Forum Fi                                                     100.00%                    5.000
Forum Financial Group
Two Portland Square
Portland  ME  04101

DAILY ASSETS MUNICIPAL FUND
INSTITUTIONAL SERVICES SHARES
-----------------------------

Forum Fi                                                     100.00%                    5.000
Forum Financial Group
Two Portland Square
Portland  ME  04101

DAILY ASSETS TREASURY OBLIGATIONS
INSTITUTIONAL SERVICES SHARE
----------------------------

Forum Fi                                                     100.00%                    5.000
Forum Financial Group
Two Portland Square
Portland  ME  04101


                                                          PERCENTAGE OF            AMOUNT OF SHARES
                                                          SHARES OWNED              OF FUND OWNED
                                                          ------------              -------------
EQUITY INDEX FUND
-----------------

Allagash & Co.                                               99.83%                  430,724.526
c/o Bank of New Hampshire
PO Box 477
Concord  NH  03302

QUADRA VALUE EQUITY FUND
------------------------

HMK Enterprises, Inc.                                        45.47%                   42,337.003
800 South Street
Suite 355
Waltham  MA  02154

Charlesgate West Management Inc.                             17.79%                   16,561.068
Attn:  Paul Malnati
2 Charlesgate West
Boston  MA  02215

Bank of Boston  IRA R/O Custodian                             9.02%                   8,398.994
FBO Eileen Delasandro Levi
8 Paige Street
Hingham  MA  02043

Bank of Boston  IRA R/O Cust.                                 5.42%                   5,047.801
FBO Howard H. Stevenson
PO Box 277
Southborough  MA  01772-0003

Lester I. Tenney as Ttee                                      5.33%                   4,962.848
FBO Lester I. Tenney & Betty S. Tenney
Living Trust U/A/D 09/13/83
4513 E. Walatown
Phoenix  AZ  85044

A S Gibbs Ttee                                                5.02%                   4,669.392
FBO The Alfred S. Gibbs Family Trust
U/A/D  03/01/1991
1980 Pine Tree Way  NW
Stuart  FL  34994-8834

QUADRA INTERNATIONAL EQUITY FUND
--------------------------------

Bank of Boston IRA  R/O Cust.                                37.64%                   12,040.312
FBO Howard H. Stevenson
PO Box 277
Southborough  MA  01772-0003



                                                          PERCENTAGE OF            AMOUNT OF SHARES
                                                          SHARES OWNED              OF FUND OWNED
                                                          ------------              -------------
QUADRA INTERNATIONAL EQUITY FUND (CONTINUED)
--------------------------------------------

Bank of Boston  SEP  IRA Cust.                               32.67%                   10,450.397
FBO William Gould
116 Old Wharf Road
North Chatam  MA  02650

Bank of Boston IRA Cust.                                     12.11%                   3,874.428
FBO  Nancy Hsiung
5 Ingraham Road
Wellesley  MA  02181

Eileen Delasandro Levi Ttee                                   6.39%                   2,045.028
FBO Eileen Delasandro Levi Keogh Plan
DTD 12/31/95
8 Paige Street
Hingham  MA  02043

Donald A. Levi Ttee                                           6.39%                   2,045.028
FBO Donald A. Levi Keogh Plan
DTD 12/31/95 Amended
8 Paige Street
Hingham  MA  02043

QUADRA GROWTH FUND
------------------

John E. Rosenthal                                            71.49%                   80,304.108
1212 West Street
Carlisle  MA  01741

Nancy Hsiung                                                  6.69%                   7,512.935
5 Ingraham Road
Wellesley  MA  02181

Bank of Boston IRA R/O Cust.                                  5.18%                   5,821.412
FBO Howard H. Stevenson
PO Box 277
Southborough  MA  01772-0003

Donald A. Levi Ttee                                           5.16%                   5,792.573
FBO Donald A. Levi Keogh Plan
DTD 12/31/95 Amended
8 Paige Street
Hingham  MA  02043


                                                          PERCENTAGE OF            AMOUNT OF SHARES
                                                          SHARES OWNED              OF FUND OWNED
                                                          ------------              -------------
EMERGING MARKETS FUND
---------------------

Forum Fi                                                     65.52%                    500.000
Forum Financial Group
Two Portland Square
Portland  ME  04101

Donaldson Lufkin & Jenrette Sec Corp.                        34.48%                    263.158
Mutual Funds Dept. - 5th Floor
PO Box 2052
Jersey City  NJ  07303
